BWX Technologies Reports First Quarter 2022 Results
•Generates 1Q22 GAAP earnings of $0.64 per share, non-GAAP(1) earnings of $0.69 per share
•Produces 1Q22 GAAP net income of $59.0 million and adjusted EBITDA(1) of $94.4 million
•Completes Tc-99m equipment testing, setting the stage for FDA registration batches
•Closes acquisition to expand and enhance core naval nuclear manufacturing business by adding highly-engineered, proprietary valves, manifolds and fittings for global shipbuilding
•Reiterates 2022 guidance
Lynchburg, VA - May 9, 2022 - BWX Technologies, Inc. (NYSE: BWXT) ("BWXT", "we", "us" or the "Company") reported first quarter 2022 revenue of $531 million, a slight increase compared with $528 million in the first quarter 2021. GAAP net income for the first quarter 2022 was $59.0 million, or $0.64 per diluted share, compared with GAAP net income of $69.7 million, or $0.73 per diluted share, in the prior-year period. Non-GAAP(1) net income for the first quarter 2022 was $63.0 million, or $0.69 per diluted share. Consolidated adjusted EBITDA(1) for the first quarter 2022 was $94.4 million, a 4% decrease compared with the prior-year period of $98.3 million, primarily driven by lower recoverable CAS pension income and fewer favorable contract adjustments due to lower productivity in the naval reactors business. A reconciliation of non-GAAP results are detailed in Exhibit 1.
“BWXT demonstrated consistent operational and financial performance in the first quarter of the year and moved forward on strategic growth initiatives," said Rex D. Geveden, president and chief executive officer. “BWXT delivered its final design for the Pele transportable microreactor to the Department of Defense and completed a comprehensive series of hot runs to fully test and optimize the new Tc-99m generator manufacturing line, setting the stage for final characterization runs and reference batches.”
“In April, we also closed a small, but strategic acquisition that expands and enhances our core mission in global security. These two acquired businesses provide additional market access to expanding nuclear and non-nuclear naval and commercial markets through the sale of highly engineered proprietary valves, manifolds and fittings and enhanced-emission maritime offerings. The acquisition will also establish a global footprint for BWXT with concentrations in the U.S. and U.K. maritime markets, which we view as increasingly important, especially given the present state of global security," said Geveden.
Segment Results
Government Operations segment revenue was $432 million for the first quarter 2022, a 2% increase compared with the prior-year period, driven by higher long-lead material volume in naval reactors, higher revenue in uranium processing and higher revenue in advanced technologies related to microreactors, partially offset by lower missile tube revenue. Government Operations segment operating income was $72.2 million in the first quarter 2022, an 8% decrease compared with the prior-year period. Government Operations segment adjusted EBITDA(1) was $84.7 million in the first quarter 2022, a 3% decrease compared with the prior-year period, primarily driven by lower recoverable CAS pension income and fewer favorable contract adjustments due to lower productivity in the naval reactors business, partially offset by higher volume.
(1) A reconciliation of non-GAAP results, including adjusted EBITDA, are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

Commercial Operations segment revenue was $100 million for the first quarter 2022, a 7% decrease from the prior-year period, driven by lower commercial nuclear power field services, partially offset by higher commercial nuclear power fuel handling revenue and higher BWXT Medical revenue. Commercial Operations segment operating income was $4.0 million in the first quarter 2022, a $2.3 million decrease from the prior-year period. Commercial Operations segment adjusted EBITDA(1) was $10.7 million in the first quarter 2022, a 5% decrease compared with the prior-year period, primarily driven by lower revenue.
Cash and Capital Returned to Shareholders
BWXT utilized $5.4 million of net cash in operating activities in the first quarter 2022, compared with $98.4 million of net cash generated from operating activities in the prior-year period, which can be largely explained by an $88.7 million cash receipt that typically would have been received prior to the 2020 year-end but occurred in the first quarter of 2021. The Company’s cash balance, net of restricted cash, was $23.6 million at the end of the first quarter 2022.
The Company returned $40.7 million of cash to shareholders during the first quarter 2022, including $20.0 million in share repurchases and $20.7 million in dividends. As of March 31, 2022, total remaining share repurchase authorization was $398 million.
On May 3, 2022, the BWXT Board of Directors declared a quarterly cash dividend of $0.22 per common share. The dividend will be payable on June 8, 2022, to shareholders of record on May 20, 2022.
2022 Guidance
BWXT reiterated all components of 2022 guidance
•Revenue up 3% to 4% vs. 2021
•Adjusted EBITDA up 3% to 4% vs. 2021
•Non-GAAP EPS: $3.05 to $3.25
•Cash from operations: $260 million to $290 million
•Capital expenditures: $180 million to $200 million
The Company does not provide GAAP guidance because it is unable to reliably forecast most of the items that are excluded from GAAP to calculate non-GAAP results. These items could cause GAAP results to differ materially from non-GAAP results. See reconciliation of non-GAAP results in Exhibit 1 for additional information.
Conference Call to Discuss First Quarter 2022 Results
Date: Monday, May 9, 2022, at 5:00 p.m. EDT
Live Webcast: Investor Relations section of website at www.bwxt.com
Full Earnings Release Available on BWXT Website
A full version of this earnings release is available on our Investor Relations website at http://investors.bwxt.com/1Q2022-release

BWXT may use its website (www.bwxt.com) as a channel of distribution of material Company information. Financial and other important information regarding BWXT is routinely accessible through and posted on our website. In addition, you may elect to automatically receive e-mail alerts and other information about BWXT by enrolling through the “Email Alerts” section of our website at http://investors.bwxt.com.
(1) A reconciliation of non-GAAP results, including adjusted EBITDA, are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

Forward-Looking Statements
BWXT cautions that this release contains forward-looking statements, including, without limitation, statements relating to backlog, to the extent they may be viewed as an indicator of future revenues; our plans and expectations for each of our reportable segments, including the expectations, timing and revenue of our strategic initiatives, such as medical radioisotopes and recent acquisitions; disruptions to our supply chain and/or operations, changes in government regulations and other factors, including any such impacts of, or actions in response to the COVID-19 health crisis; and our expectations and guidance for 2022 and beyond. These forward-looking statements are based on management’s current expectations and involve a number of risks and uncertainties, including, among other things, our ability to execute contracts in backlog; the lack of, or adverse changes in, federal appropriations to government programs in which we participate; the demand for and competitiveness of nuclear products and services; capital priorities of power generating utilities and other customers; the receipt and/or timing of government approvals; the impact of COVID-19 on our business and our employees, contractors, suppliers, customers and other partners and their business activities; the potential recurrence of subsequent waves or strains of COVID-19 or similar diseases; adverse changes in the industries in which we operate; and delays, changes or termination of contracts in backlog. If one or more of these risks or other risks materialize, actual results may vary materially from those expressed. For a more complete discussion of these and other risk factors, see BWXT’s filings with the Securities and Exchange Commission, including our annual report on Form 10-K for the year ended December 31, 2021 and subsequent Form 10-Q filings. BWXT cautions not to place undue reliance on these forward-looking statements, which speak only as of the date of this release, and undertakes no obligation to update or revise any forward-looking statement, except to the extent required by applicable law.
About BWXT
At BWX Technologies, Inc. (NYSE: BWXT), we are People Strong, Innovation Driven. Headquartered in Lynchburg, Va. BWXT is a Fortune 1000 and Defense News Top 100 manufacturing and engineering innovator that provides safe and effective nuclear solutions for global security, clean energy, environmental remediation, nuclear medicine and space exploration. With approximately 6,700 employees, BWXT has 14 major operating sites in the U.S., Canada and the U.K. In addition, BWXT joint ventures provide management and operations at more than a dozen U.S. Department of Energy and NASA facilities. Follow us on Twitter at @BWXT and learn more at www.bwxt.com

Investor Contact:		Media Contact:
Mark Kratz		Jud Simmons
Vice President, Investor Relations		Director, Media and Public Relations
980-365-4300	Investors@bwxt.com	434-522-6462	hjsimmons@bwxt.com

(1) A reconciliation of non-GAAP results, including adjusted EBITDA, are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

EXHIBIT 1
BWX TECHNOLOGIES, INC.
RECONCILIATION OF NON-GAAP OPERATING INCOME AND EARNINGS PER SHARE(1)(2)(3)
(In millions, except per share amounts)

Three Months Ended March 31, 2022
	GAAP	Restructuring Costs	Acquisition Related Costs	Non-GAAP

Operating Income	$71.6	$4.1	$1.2	$76.8
Other Income (Expense)	5.9	—	—	5.9
Provision for Income Taxes	(18.4)	(1.0)	(0.2)	(19.6)
Net Income	59.1	3.1	0.9	63.1
Net Income Attributable to Noncontrolling Interest	(0.1)	—	—	(0.1)
Net Income Attributable to BWXT	$59.0	$3.1	$0.9	$63.0

Diluted Shares Outstanding	91.8			91.8
Diluted Earnings per Common Share	$0.64	$0.03	$0.01	$0.69

Effective Tax Rate	23.7%			23.7%

Government Operations Operating Income	$72.2	$1.2	$—	$73.5

Commercial Operations Operating Income	$4.0	$1.9	$—	$5.9

Unallocated Corporate Operating Income	$(4.6)	$0.9	$1.2	$(2.5)

RECONCILIATION OF CONSOLIDATED ADJUSTED EBITDA(1)(2)(3)
(In millions)

Three Months Ended March 31, 2022
	GAAP	Restructuring Costs	Acquisition Related Costs	Non-GAAP

Net Income	$59.1	$3.1	$0.9	$63.1
Provision for Income Taxes	18.4	1.0	0.2	19.6
Other - net	(12.8)	—	—	(12.8)
Interest Income	(0.1)	—	—	(0.1)
Interest Expense	7.1	—	—	7.1
Depreciation & Amortization	17.6	—	—	$17.6

Adjusted EBITDA	$89.2	$4.1	$1.2	$94.4

Three Months Ended March 31, 2021
GAAP

Net Income	$69.8
Provision for Income Taxes	22.1
Other - net	(16.4)
Interest Income	(0.1)
Interest Expense	7.0
Depreciation & Amortization	15.9

Adjusted EBITDA	$98.3

EXHIBIT 1 (continued)

RECONCILIATION OF REPORTING SEGMENT ADJUSTED EBITDA(1)(2)(3)
(In millions)

Three Months Ended March 31, 2022
	Operating Income (GAAP)	Non-GAAP Adjustments(4)	Depreciation & Amortization	Adjusted EBITDA

Government Operations	$72.2	$1.2	$11.2	$84.7

Commercial Operations	$4.0	$1.9	$4.8	$10.7

Three Months Ended March 31, 2021
	Operating Income (GAAP)	Non-GAAP Adjustments(4)	Depreciation & Amortization	Adjusted EBITDA

Government Operations	$78.2	$—	$9.2	$87.4

Commercial Operations	$6.3	$—	$4.9	$11.2

(1)	Tables may not foot due to rounding.
(2)	BWXT is providing non-GAAP information regarding certain of its historical results and guidance on future earnings per share to supplement the results provided in accordance with GAAP and it should not be considered superior to, or as a substitute for, the comparable GAAP measures. BWXT believes the non-GAAP measures provide meaningful insight and transparency into the Company’s operational performance and provides these measures to investors to help facilitate comparisons of operating results with prior periods and to assist them in understanding BWXT's ongoing operations.
(3)	BWXT has not included a reconciliation of provided non-GAAP guidance to the comparable GAAP measures due to the difficulty of estimating any mark-to-market adjustments for pension and post-retirement benefits, which are determined at the end of the year.
(4)	For Non-GAAP adjustment details, see reconciliation of non-GAAP operating income and earnings per share.

BWX TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

ASSETS

	March 31, 2022	December 31, 2021
	(Unaudited) (In thousands)
Current Assets:
Cash and cash equivalents	$23,635	$33,891
Restricted cash and cash equivalents	2,896	2,896
Investments	3,789	3,811
Accounts receivable – trade, net	58,886	70,663
Accounts receivable – other	14,501	16,651
Retainages	77,804	51,507
Contracts in progress	561,407	546,595
Other current assets	49,487	47,718
Total Current Assets	792,405	773,732
Property, Plant and Equipment, Net	1,071,365	1,045,640
Investments	8,997	9,558
Goodwill	286,859	285,502
Deferred Income Taxes	21,360	21,394
Investments in Unconsolidated Affiliates	101,857	85,284
Intangible Assets	184,688	185,551
Other Assets	101,576	94,719
TOTAL	$2,569,107	$2,501,380

BWX TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
LIABILITIES AND STOCKHOLDERS' EQUITY

	March 31, 2022	December 31, 2021
	(Unaudited) (In thousands, except share and per share amounts)
Current Liabilities:
Accounts payable	$141,131	$189,842
Accrued employee benefits	60,071	71,835
Accrued liabilities – other	95,282	80,998
Advance billings on contracts	105,687	111,619
Accrued warranty expense	6,473	5,321
Total Current Liabilities	408,644	459,615
Long-Term Debt	1,299,777	1,189,304
Accumulated Postretirement Benefit Obligation	23,993	24,333
Environmental Liabilities	92,966	92,642
Pension Liability	52,886	59,388
Other Liabilities	30,887	38,863
Commitments and Contingencies
Stockholders' Equity:
Common stock, par value $0.01 per share, authorized 325,000,000 shares; issued 127,591,227 and 127,311,985 shares at March 31, 2022 and December 31, 2021, respectively	1,276	1,273
Preferred stock, par value $0.01 per share, authorized 75,000,000 shares; No shares issued	—	—
Capital in excess of par value	178,243	174,288
Retained earnings	1,814,482	1,775,751
Treasury stock at cost, 36,403,902 and 35,915,747 shares at March 31, 2022 and December 31, 2021, respectively	(1,352,291)	(1,326,280)
Accumulated other comprehensive income (loss)	18,179	12,143
Stockholders' Equity – BWX Technologies, Inc.	659,889	637,175
Noncontrolling interest	65	60
Total Stockholders' Equity	659,954	637,235
TOTAL	$2,569,107	$2,501,380

BWX TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended March 31,
	2022	2021
	(Unaudited) (In thousands, except share and per share amounts)
Revenues	$530,738	$528,273
Costs and Expenses:
Cost of operations	404,827	392,806
Research and development costs	2,953	3,116
Losses (gains) on asset disposals and impairments, net	30	(8)
Selling, general and administrative expenses	60,134	58,261
Total Costs and Expenses	467,944	454,175
Equity in Income of Investees	8,779	8,316
Operating Income	71,573	82,414
Other Income (Expense):
Interest income	117	132
Interest expense	(7,051)	(7,039)
Other – net	12,809	16,386
Total Other Income (Expense)	5,875	9,479
Income before Provision for Income Taxes	77,448	91,893
Provision for Income Taxes	18,374	22,078
Net Income	$59,074	$69,815
Net Income Attributable to Noncontrolling Interest	(64)	(66)
Net Income Attributable to BWX Technologies, Inc.	$59,010	$69,749
Earnings per Common Share:
Basic:
Net Income Attributable to BWX Technologies, Inc.	$0.64	$0.73
Diluted:
Net Income Attributable to BWX Technologies, Inc.	$0.64	$0.73
Shares used in the computation of earnings per share:
Basic	91,563,598	95,303,728
Diluted	91,800,294	95,558,863

BWX TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	Three Months Ended March 31,
	2022	2021
	(Unaudited) (In thousands)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income	$59,074	$69,815
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	17,620	15,897
Income of investees, net of dividends	(2,975)	(2,414)
Recognition of losses for pension and postretirement plans	814	737
Stock-based compensation expense	3,958	3,981
Other, net	1,413	1,168
Changes in assets and liabilities, net of effects from acquisitions:
Accounts receivable	11,765	96,449
Accounts payable	(33,490)	(12,623)
Retainages	(26,148)	(26,475)
Contracts in progress and advance billings on contracts	(18,014)	(29,541)
Income taxes	11,958	17,134
Accrued and other current liabilities	(5,283)	1,751
Pension liabilities, accrued postretirement benefit obligations and employee benefits	(25,714)	(42,584)
Other, net	(362)	5,119
NET CASH (USED IN) PROVIDED BY OPERATING ACTIVITIES	(5,384)	98,414
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property, plant and equipment	(52,411)	(101,932)
Purchases of securities	(1,121)	(1,384)
Sales and maturities of securities	1,126	1,252
Investments in equity method investees	(13,600)	—
Other, net	79	32
NET CASH USED IN INVESTING ACTIVITIES	(65,927)	(102,032)
CASH FLOWS FROM FINANCING ACTIVITIES:
Borrowings of long-term debt	145,300	205,800
Repayments of long-term debt	(35,300)	(50,800)
Repayment of bank overdraft	—	(88,694)
Repurchases of common stock	(20,000)	(20,007)
Dividends paid to common shareholders	(20,666)	(20,322)
Exercises of stock options	—	1,672
Cash paid for shares withheld to satisfy employee taxes	(6,011)	(4,687)
Other, net	(2,749)	(3,680)
NET CASH PROVIDED BY FINANCING ACTIVITIES	60,574	19,282
EFFECTS OF EXCHANGE RATE CHANGES ON CASH	277	(542)
TOTAL (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS AND RESTRICTED CASH AND CASH EQUIVALENTS	(10,460)	15,122
CASH AND CASH EQUIVALENTS AND RESTRICTED CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	39,775	48,298
CASH AND CASH EQUIVALENTS AND RESTRICTED CASH AND CASH EQUIVALENTS AT END OF PERIOD	$29,315	$63,420
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Cash paid during the period for:
Interest	$1,900	$11,438
Income taxes (net of refunds)	$6,283	$4,386
SCHEDULE OF NON-CASH INVESTING ACTIVITY:
Accrued capital expenditures included in accounts payable	$11,785	$25,849

BWX TECHNOLOGIES, INC.
BUSINESS SEGMENT INFORMATION

	Three Months Ended March 31,
	2022	2021
	(Unaudited) (In thousands)
REVENUES:
Government Operations	$431,777	$423,275
Commercial Operations	99,950	107,398
Eliminations	(989)	(2,400)
TOTAL	$530,738	$528,273

SEGMENT INCOME:
Government Operations	$72,231	$78,245
Commercial Operations	3,962	6,294
SUBTOTAL	76,193	84,539
Unallocated Corporate	(4,620)	(2,125)
TOTAL	$71,573	$82,414

DEPRECIATION AND AMORTIZATION:
Government Operations	$11,208	$9,171
Commercial Operations	4,829	4,917
Corporate	1,583	1,809
TOTAL	$17,620	$15,897

CAPITAL EXPENDITURES:
Government Operations	$27,581	$45,945
Commercial Operations	24,100	53,531
Corporate	730	2,456
TOTAL	$52,411	$101,932

BACKLOG:
Government Operations	$4,158,335	$4,495,617
Commercial Operations	748,101	697,169
TOTAL	$4,906,436	$5,192,786

BOOKINGS:
Government Operations	$57,019	$1,236,546
Commercial Operations	204,119	78,685
TOTAL	$261,138	$1,315,231